Exhibit 99.1

Vivos Therapeutics Announces $3.5 Million Registered Direct Offering Priced At-the-Market Under Nasdaq Rules

LITTLETON, Colo., December 23, 2024 – Vivos Therapeutics, Inc. (“Vivos” or the “Company’’) (NASDAQ: VVOS), a leading medical device and technology company specializing in the development and commercialization of highly effective proprietary treatments for sleep-related breathing disorders (including all severities of obstructive sleep apnea (OSA) and snoring in adults and moderate to severe OSA in children ages 6 – 17), today announced that it has entered into definitive agreements for the purchase and sale of an aggregate of 709,220 shares of its common stock at a purchase price of $4.935 per share in a registered direct offering priced at-the-market under Nasdaq rules. In addition, in a concurrent private placement, the Company will issue unregistered short-term warrants to purchase up to 709,220 shares of common stock. The short-term warrants will have an exercise price of $4.81 per share, will be exercisable upon issuance and expire two years following the date of issuance. The closing of the offering is expected to occur on or about December 24, 2024, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to the Company from the offering are expected to be approximately $3.5 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the short-term warrants, if fully exercised on a cash basis, will be approximately $3.4 million. No assurance can be given that the any of the short-term warrants will be exercised. The Company currently intends to use the net proceeds from the offering for working capital and general corporate purposes.

The shares of common stock (but not the warrants issued in the private placement or the shares of common stock underlying such warrants) are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-262554) filed with the Securities and Exchange Commission (“SEC”) on February 7, 2022 and became effective on February 14, 2022. The registered direct offering of the shares of common stock is being made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. The prospectus supplement and the accompanying prospectus relating to the shares of common stock being offered in the registered direct offering will be filed with the SEC and be available at the SEC’s website at www.sec.gov. Electronic copies of the prospectus supplement and the accompanying prospectus relating to the registered direct offering may also be obtained, when available, by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by telephone at (212) 856-5711 or e-mail at placements@hcwco.com.

The warrants described above are being issued in a concurrent private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Vivos Therapeutics, Inc.

Vivos Therapeutics, Inc. (NASDAQ: VVOS) is a medical technology company focused on developing and commercializing innovative diagnostic and treatment methods for patients suffering from breathing and sleep issues arising from certain dentofacial abnormalities such as obstructive sleep apnea (OSA) and snoring in adults and children. The Vivos Method represents the first clinically effective nonsurgical, noninvasive, nonpharmaceutical, and cost-effective solution for treating mild to severe OSA in adults and moderate to severe OSA in children. It has proven effective in over 47,000 patients treated worldwide by more than 2,000 trained dentists.

The Vivos Method includes treatment regimens that employ proprietary CARE appliance therapy and other modalities that alter the size, shape, and position of the jaw and soft tissues that comprise a patient’s upper airway and/or palate. The Vivos Method opens airway space and may significantly reduce symptoms and conditions associated with mild-to-severe OSA in adults and moderate-to-severe OSA in children ages 6 to 17, such as lowering Apnea Hypopnea Index scores. Vivos also markets and distributes SleepImage diagnostic technology under its VivoScore program for home sleep testing in adults and children. The Vivos Integrated Practice (VIP) program offers dentists training and other value-added services in connection with using The Vivos Method. Vivos also employs a marketing and distribution model where it collaborates with sleep-treatment providers to offer patients OSA treatment options and help promote sales of its appliances.

For more information, visit www.vivos.com.

Cautionary Note Regarding Forward-Looking Statements

This press release, the conference call referred to herein, and statements of the Company’s management made in connection therewith contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events. Words such as “may”, “should”, “expects”, “projects,” “intends”, “plans”, “believes”, “anticipates”, “hopes”, “estimates”, “goal” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, the ability of the Company to consummation of the offering, the satisfaction of the closing conditions of the offering, the use of proceeds therefrom and any exercise of the short-term warrants on a cash basis. These statements involve significant known and unknown risks and are based upon several assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond Vivos’ control. Actual results (including the actual future impact of the initiatives and corporate achievements described herein on Vivos’ future revenues and results of operations and the anticipated benefits of the Company’s new marketing and distribution model described herein) may differ materially and adversely from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (i) the risk that Vivos may be unable to implement revenue, sales and marketing strategies that increase revenues, (ii) the risk that some patients may not achieve the desired results from using Vivos’ products, (iii) risks associated with regulatory scrutiny of and adverse publicity in the sleep apnea treatment sector; (iv) the risk that Vivos may be unable to secure additional financings on reasonable terms when needed, if at all or maintain its Nasdaq listing (v) market and other conditions, and (vi) other risk factors described in Vivos’ filings with the Securities and Exchange Commission (“SEC”). Vivos’ filings can be obtained free of charge on the SEC’s website at www.sec.gov. Except to the extent required by law, Vivos expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Vivos’ expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Vivos Investor Relations and Media Contact:

Bradford Amman, CFO

investors@vivoslife.com